UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 15, 2000
(Date of earliest event reported)

Inland Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)

Maryland	000-30413	36-4246655
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
Former name or former address, if changed since last report)

We filed a Form 8-K dated May 15, 2000 on May 26, 2000 with regard to the acquisition of Pleasant Hill without the requisite financial information. Accordingly we are filing this Form 8-K/A to include that financial information.

Item 7. Financial Statements and Exhibits

Index to Financial Statements
Pro Forma Consolidated Balance Sheet (unaudited) at March 31, 2000	F- 1
Notes to Pro Forma Consolidated Balance Sheet (unaudited) at March 31, 2000	F- 3
Pro Forma Consolidated Statement of Operations (unaudited) for the three months ended March 31, 2000	F- 5
Notes to Pro Forma Consolidated Statement of Operations (unaudited) for the three months ended March 31, 2000	F- 7
Pro Forma Consolidated Statement of Operations (unaudited) for the year ended December 31, 1999	F- 9
Notes to Pro Forma Consolidated Statement of Operations (unaudited) for the year ended December 31, 1999	F-11
Pleasant Hill Square:

Independent Auditors' Report	F-17
Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 1999	F-18
Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 1999	F-19
Historical Summary of Gross Income and Direct Operating Expenses (unaudited) for the three months ended March 31, 2000	F-21
Notes to the Historical Summary of Gross Income and Direct Operating Expenses(unaudited) for the three months ended March 31, 2000	F-22

Gateway Market Center

Independent Auditors' Report	F-23
Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 1999	F-24
Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 1999	F-25
Historical Summary of Gross Income and Direct Operating Expenses (unaudited) for the three months ended March 31, 2000	F-27
Notes to the Historical Summary of Gross Income and Direct Operating Expenses (unaudited) for the three months ended March 31, 2000	F-28

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inland Retail Real Estate Trust, Inc.

(Registrant)

By:/s/ BARRY L. LAZARUS

Barry L. Lazarus

President, Chief Operating Officer,

Treasurer and Chief Financial Officer

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
March 31, 2000
(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisition of the properties indicated in Note B had occurred on March 31, 2000.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at March 31, 2000, nor does it purport to represent our future financial position. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
March 31, 2000
(unaudited)
		Pro Forma
		Adjustments (B)
	(A)	Property	Pro Forma
	Historical	Acquisitions	as adjusted
Assets

Net investment properties	$133,534,632	55,345,666	188,880,298
Cash	15,096,311	(2,577,599)	12,518,712
Restricted cash	1,054,581	452,292	1,506,873
Accounts and rents receivable	1,728,015	-	1,728,015
Real Estate Tax and Insurance escrows (E)	286,870	-	286,870
Furniture and Equipment	9,166	-	9,166
Loan fees, net	156,732	-	156,732
Leasing fees, net	27,285	-	27,285
Other assets	380,135	265,180	645,315

Total assets	$152,273,727	53,485,539	205,759,266

Liabilities and Stockholders' Equity

Accounts payable	306,702	-	306,702
Accrued offering costs	1,920,281	-	1,920,281
Accrued interest payable	490,443	-	490,443
Real estate taxes payable	381,539	122,423	503,962
Distribution payable	418,582	-	418,582
Security deposits	284,941	17,331	302,272
Mortgages payable (D)	89,782,139	32,757,000	122,539,139
Unearned income	160,471	-	160,471
Other liabilities	1,238,419	3,272,292	4,510,711
Due to Affiliates	1,249,772	-	1,249,772

Total liabilities	96,233,289	36,169,046	132,402,335

Minority interest in partnership (C)	2,000	-	2,000

Common Stock	68,186	20,135	88,321
Additional paid-in capital (net of Offering costs)	57,881,963	17,296,358	75,178,321
Accumulated distributions in excess of net income	(1,911,711)	-	(1,911,711)

Total stockholders' equity (F)	56,038,438	17,316,493	73,354,931

Total liabilities and stockholders' equity	$152,273,727	53,485,539	205,759,266

See accompanying notes to pro forma consolidated balance sheet.

Inland Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
March 31, 2000
(unaudited)

(continued

  The historical column represents our Consolidated Balance Sheet as of March 31, 2000. As of March 31, 2000, the Company had sold 6,738,872 Shares to the public resulting in gross proceeds of $67,169,026 and an additional 79,684 Shares pursuant to the DRP for $756,998 of additional gross proceeds. In addition, we have received the Advisor's capital contribution of $200,000 for which it was issued 20,000 Shares.

  The pro forma adjustments reflect the acquisition of the following properties:
	Pleasant	Gateway	Total
	Hill	Market	Pro Forma
	Square	Center	Adjustments

Assets

Net investment in properties	$34,341,500	21,004,166	55,345,666
Cash	-	(2,577,599)	(2,577,599)
Restricted cash	425,292	-	452,292
Other assets	139,400	125,780	265,180

Total assets	$34,933,192	18,552,347	53,485,539

Liabilities and Stockholders' Equity

Accrued real estate taxes	30,766	91,657	122,423
Security deposits	13,641	3,690	17,331
Mortgages payable	17,120,000	15,637,000	32,757,000
Other liabilities	452,292	2,820,000	3,272,292

Total liabilities	17,616,699	18,552,347	36,169,046

Common Stock	20,135	-	20,135
Additional paid in capital (net of Offering costs)	17,296,358	-	17,296,358

Total stockholders equity	17,316,493	-	17,316,493

Total liabilities and stockholders' equity	$34,933,192	18,552,347	53,485,539

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Balance Sheet
  March 31, 2000
  (unaudited)(continued)

  The Pro Forma Consolidated Balance Sheet includes the accounts of the Operating Partnership in which the Company has an approximately 99% controlling general partner interest. The Advisor owns the remaining approximately 1% limited partnership common units in the Operating Partnership for which it paid $2,000 and which is reflected as a minority interest.

  Represents the first mortgage loans assumed and originated in conjunction with the acquisition of properties. These mortgage loans with an aggregate principal balance of approximately $122,539,000 are payable to third parties at interest rates ranging from 6.9% to 8.53% per annum and have maturities ranging from September 2000 to November 2008.

  Represents real estate tax and insurance escrows held.

  Additional offering proceeds of $20,135,000 net of offering costs of $2,818,507 are reflected as received as of March 31, 2000. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the three months ended March 31, 2000
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 1999.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the three months ended March 31, 2000, nor does it purport to represent our future financial position. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the three months ended March 31, 2000
(unaudited)

	Historical

	Company	Pro Forma
	(A)	Adjustment	Pro Forma

Rental income	$3,475,191	1,122,597	4,597,788
Percentage rental income	-	-	-
Additional rental income	1,335,078	204,362	1,539,440
Interest income	200,950	-	200,950
Other income	3,599	-	3,599

Total income	5,014,818	1,326,959	6,341,777

Professional services	80,725	-	80,725
General and administrative expenses	107,659	-	107,659
Advisor asset management fee (C)	-	79,400	79,400
Property operating expenses	1,462,511	265,071	1,727,582
Management fee (G)	199,455	60,712	260,167
Interest expense (H)	1,766,153	597,649	2,363,802
Acquisition costs expensed	3,877	-	3,877
Depreciation (D)	906,081	416,650	1,322,731
Amortization	20,024	-	20,024

Total expenses	4,546,485	1,419,482	5,965,967

Net income (loss) applicable to common shareholders (F)	468,333	(92,523)	375,810

Weighted average number of shares of common stock outstanding (E)	6,174,848		6,194,983

Basic and diluted net income (loss) per weighted average shares of common stock outstanding (E)	.08		.06

See accompanying notes to pro forma consolidated statement of operations.

Inland Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the three months ended March 31, 2000
(unaudited)

  Historical information represents the historical statement of operations of the Company for the three months ended March 31, 2000 as filed with the SEC on Form 10-Q.
  Total pro forma adjustments for acquisitions are as though they were acquired January 1, 1999.
		Pleasant	Gateway
	Conway	Hill	Market	Total
	Plaza	Square	Center	Pro Forma

Rental income	51,435	641,547	429,615	1,122,597
Percentage rental income	-	-	-	-
Additional rental income	6,690	102,542	95,130	204,362

Total income	58,125	744,089	524,745	1,326,959

Advisor asset management fee	10,600	42,800	26,000	79,400
Property operating expenses	19,674	117,865	127,532	265,071
Management fee	3,615	33,484	23,613	60,712
Interest expense	-	322,284	275,365	597,649
Depreciation	21,500	270,150	125,000	416,650

Total expenses	55,389	786,583	577,510	1,419,482

Net income (loss)	2,736	(42,494)	(52,765)	(92,523)

  The advisor asset management fee has been calculated as .5% of the cost of acquisition of the properties.

  Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years for buildings and fifteen years for improvements. The allocation of land, buildings and improvements was based upon values stated in the related appraisal.

  The pro forma weighted average shares of common stock outstanding for the period ended March 31, 2000 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

  The net income (loss) allocable to the minority interest is immaterial, and therefore, has been excluded.

  Management fees are calculated as 4.5% of gross revenues.

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the three months ended March 31, 2000
  (unaudited)

  As part of the acquisition of certain of these properties, the Company assumed existing debt. The pro forma adjustments relating to interest expense were based on the following terms:

Pleasant Hill Square

The Company purchased this property with the proceeds of a new first mortgage in the amount of approximately $17,120,000. The note bears will have an annual interest rate of 140 basis points over LIBOR (currently 7.53%).

Gateway Market Center

We purchased this property with the proceeds of a new mortgage, which secures two promissory notes in the aggregate principal amount of $15,637,000. One promissory note is in the principal amount of $10,425,000, requires monthly payments of interest only at a fixed rate of 7.94% and is due August 2005. The other note is in the principal amount of $5,212,000, requires monthly payments of interest only at a floating rate per annum of 190 basis points over a 30-day LIBOR rate (which equates to a current interest rate of 8.53%), and is due August 2001. At the time of the purchase, the lender funded $9,025,000 and $4,512,000 respectively of these two notes. The balances of $1,400,000 and $700,000, respectively, will be funded at the time of the purchase of the Home Place of America building.

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 1999
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 1999.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 1999, nor does it purport to represent our future financial position. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 1999
(unaudited)

	Historical
		(B)
	Company	Pro Forma
	(A)	Adjustment	Pro Forma

Rental income	$ 4,339,614	11,202,362	15,541,976
Percentage rental income	-	85,529	85,529
Additional rental income	1,452,868	2,538,385	3,991,253
Interest income	237,261	-	237,261
Other income	350	-	350

Total income	6,030,093	13,826,276	19,856,369

Professional services	76,844	-	76,844
General and administrative expenses	208,625	-	208,625
Advisor asset management fee (C)	-	953,400	953,400
Property operating expenses	1,646,393	2,992,344	4,638,737
Management fee (G)	225,665	625,612	851,277
Interest expense (H)	2,367,882	6,993,092	9,360,974
Acquisition costs expensed	83,587	-	83,587
Depreciation (D)	1,229,323	4,068,699	5,298,022
Amortization	23,778	-	23,778

Total expenses	5,862,097	15,633,147	21,495,244

Net income (loss) applicable to common shareholders (F)	167,996	(1,806,871)	(1,638,875)

Weighted average number of shares of common stock outstanding (E)	2,522,628		7,421,300

Basic and diluted net income (loss) per weighted average shares of common stock outstanding (E)	.07		(.22)

See accompanying notes to pro forma consolidated statement of operations.

Inland Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 1999
(unaudited)

  Historical information represents the historical statement of operations of the Company for the year ended December 31, 1999 as filed with the SEC on Form 10-K.
  Total pro forma adjustments for acquisitions are as though they were acquired January 1, 1999.
	Lake	Merchants	Town	Lake	Boynton
	Walden	Square	Center	Olympia	Commons

Rental income	$ 571,000	245,000	359,529	567,413	1,387,674
Percentage rental income	-	-	-	-	-
Additional rental income	183,000	122,555	91,961	149,668	364,195

Total income	754,000	367,555	451,490	717,081	1,751,869

Advisor asset management fee	72,900	28,700	48,300	49,100	152,200
Property operating expenses	186,165	90,189	84,921	161,885	517,421
Management fee	33,930	16,540	20,317	32,269	82,266
Interest expense	286,988	133,720	266,000	326,312	922,360
Depreciation	149,186	80,173	121,687	182,114	459,802

Total expenses	729,169	349,322	541,225	751,680	2,134,049

Net income (loss)	24,831	18,233	(89,735)	(34,599)	(382,180)

			Countryside
	Bridgewater	Bartow	Shopping	Casselberry	Conway
	Marketplace	Marketplace	Center	Commons	Plaza

Rental income	279,320	1,747,468	648,397	1,790,825	483,054
Percentage rental income	-	63,717	-	-	-
Additional rental income	74,564	82,535	127,579	571,837	98,614

Total income	353,884	1,893,720	775,976	2,362,662	581,668

Advisor asset management fee	30,000	122,000	43,000	89,500	42,500
Property operating expenses	86,821	41,168	198,943	650,051	172,708
Management fee	15,925	85,217	34,919	106,319	26,175
Interest expense	222,748	946,772	399,280	1,098,318	-
Depreciation	122,089	488,010	227,448	405,687	258,083

Total expenses	477,583	1,683,167	903,590	2,349,875	499,466

Net income (loss)	(123,699)	210,553	(127,614)	12,787	82,202

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 1999
  (unaudited)

	Pleasant	Gateway
	Hill	Market	Total
	Square	Center	Pro Forma

Rental income	2,345,409	777,273	11,202,362
Percentage rental income	-	21,812	85,529
Additional rental income	430,874	241,003	2,538,385

Total income	2,776,283	1,040,088	13,826,276

Advisor asset management fee	171,200	104,000	953,400
Property operating expenses	495,461	306,611	2,992,344
Management fee	124,932	46,803	625,612
Interest expense	1,289,136	1,101,458	6,993,092
Depreciation	1,074,420	500,000	4,068,699

Total expenses	3,155,149	2,058,872	15,633,147

Net income (loss)	(378,866)	(1,018,784)	(1,806,871)

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 1999
  (unaudited)

  Acquisition of Conway Plaza, Orlando, Florida

  Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1999 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

  Conway Plaza

	*As	Pro Forma
	Reported	Adjustments	Total
Rental income	$ 483,054	-	483,054
Additional rental income	98,614	-	98,614

Total income	581,668	-	581,668

Advisor asset management fee	-	42,500	42,500
Property operating expenses	172,708	-	172,708
Management fees	25,929	246	26,175
Depreciation	-	258,083	258,083

Total expenses	198,637	300,829	499,466

Net income (loss)	$ 383,031	(300,829)	82,202

  Acquisition of Pleasant Hill Square, Duluth, Georgia

  Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1999 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

  Pleasant Hill Square

	*As	Pro Forma
	Reported	Adjustments	Total
Rental income	$ 2,345,409	-	2,345,409
Additional rental income	430,874	-	430,874

Total income	2,776,283	-	2,776,283

Advisor asset management fee	-	171,200	171,200
Property operating expenses	495,461	-	495,461
Management fees	72,079	52,853	124,932
Interest expense	-	1,289,136	1,289,136
Depreciation	-	1,074,420	1,074,420

Total expenses	567,540	2,587,609	3,155,149

Net income (loss)	$ 2,208,743	(2,587,609)	(378,866)

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 1999
  (unaudited)

  Acquisition of Gateway Market Center, St. Petersburg, Florida

  Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1999 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

  Gateway Market Center

	*As	Pro Forma
	Reported	Adjustments	Total
Rental income	$ 777,273	-	777,273
Percentage rental income	21,812	-	21,812
Additional rental income	241,003	-	241,003

Total income	1,040,088	-	1,040,088

Advisor asset management fee	-	104,000	104,000
Property operating expenses	306,611	-	306,611
Management fees	51,157	(4,354)	46,803
Interest expense	-	1,101,458	1,101,458
Depreciation	-	500,000	500,000

Total expenses	357,768	1,701,104	2,058,872

Net income (loss)	$ 682,320	(1,701,104)	(1,018,784)

  Several tenants, including two anchor tenants, executed leases during 1999 for new or additional space. In addition, one additional anchor tenant executed a new lease with anticipated occupancy to occur in 2000. As a result, subsequent years base rent and recovery income may differ from the amounts reflected above.

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 1999
  (unaudited)

  The advisor asset management fee has been calculated as .5% of the cost of acquisition of the properties.

  Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years for buildings and fifteen years for improvements. The allocation of land, buildings and improvements was based upon values stated in the related appraisal.

  The pro forma weighted average shares of common stock outstanding for the year ended December 31, 1999 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

  The net income (loss) allocable to the minority interest is immaterial, and therefore, has been excluded.

  Management fees are calculated as 4.5% of gross revenues.

  As part of the acquisition of certain of these properties, the Company assumed existing debt. The pro forma adjustments relating to interest expense were based on the following terms:

Lake Walden

Inland Retail Real Estate Trust, Inc. assumed the outstanding mortgage debt related to Lake Walden Square of approximately $10,100,000 in connection with the acquisition. The assumed debt, which originated October 30, 1997, has an annual interest rate of 7.63% and requires monthly principal and interest payments.

In addition, as part of the acquisition, the Company assumed a second mortgage debt of approximately $800,000 due to affiliate with an interest rate of 10.9%.

Merchants Square

Inland Retail Real Estate Trust, Inc. assumed the outstanding mortgage debt related to Merchants Square Shopping Center of approximately $4,300,000 in connection with the acquisition. The assumed debt, which originated October 9, 1998, has an annual interest rate of 7.25% and requires monthly principal and interest payments.

Town Center

Inland Retail Real Estate Trust, Inc. assumed the outstanding mortgage debts related to Town Center totaling approximately $7,600,000 in connection with the acquisition. The assumed debts, which originated April 13, 1999, have annual interest rates ranging from 7% to 175 basis points over LIBOR (currently 7.15%).

Boynton Commons

As part of the acquisition, the Company assumed the outstanding mortgage debts related to Boynton Commons Shopping Center of approximately $22,900,000. The assumed debts, which were modified March 19, 1999, have annual interest rates of 175 basis points over LIBOR (currently 8.23%) and 7.21%, respectively.

Inland Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 1999
(unaudited)

Lake Olympia

Inland Retail Real Estate Trust, Inc. assumed the outstanding mortgage debt related to Lake Olympia totaling approximately $5,933,000 in connection with the acquisition. The assumed debt, which originated June 24, 1998, has an annual interest rate of 8.25% and requires monthly principal and interest payments.

Bridgewater Marketplace

As part of the acquisition, the Company assumed an outstanding mortgage debt of approximately $4,450,000. The debt was modified on September 7, 1999, no prepayment penalties were incurred. The principal balance was increased to approximately $4,780,000 and has an annual interest rate of 175 basis points over LIBOR (currently 7.15%).

Bartow Marketplace

The Company purchased this property with the proceeds of a new first mortgage loan in the amount of $18,375,000. The loan is evidenced by two promissory notes. The notes bear an annual interest rate of 150 basis points over LIBOR (currently 6.90%).

Countryside Shopping Center

Inland Retail Real Estate Trust, Inc. assumed the outstanding mortgage debt related to Countryside Shopping Center of approximately $6,720,000 in connection with the acquisition. The assumed debt, which originated March 31, 1998, has an annual interest rate of 175 basis points over LIBOR (currently 7.15%).

Casselberry Commons

As part of the acquisition, the Company assumed two outstanding debts secured by one mortgage related to Casselberry Commons of approximately $13,924,000 from an affiliate of our Advisor. The assumed debts, which originated April 29, 1999, have annual interest rates of 7.64% and 250 basis points over LIBOR (currently 8.3%), respectively.

Pleasant Hill Square

The Company purchased this property with the proceeds of a new first mortgage in the amount of approximately $17,120,000. The note bears an annual interest rate of 140 basis points over LIBOR (currently 7.53%).

Gateway Market Center

We purchased this property with the proceeds of a new mortgage, which secures two promissory notes in the aggregate principal amount of $15,637,000. One promissory note is in the principal amount of $10,425,000, requires monthly payments of interest only at a fixed rate of 7.94% and is due August 2005. The other note is in the principal amount of $5,212,000, requires monthly payments of interest only at a floating rate per annum of 190 basis points over a 30-day LIBOR rate (which equates to a current interest rate of 8.53%), and is due August 2001. At the time of the purchase, the lender funded $9,025,000 and $4,512,000 respectively of these two notes. The balances of $1,400,000 and $700,000, respectively, will be funded at the time of the purchase of the Home Place of America building.

Independent Auditors' Report

The Board of Directors

Inland Retail Real Estate Trust, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Pleasant Hill Shopping Center for the year ended December 31, 1999. This Historical Summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Post Effective Amendment No. 4 to Form S-11 of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of Pleasant Hill's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Pleasant Hill Shopping Center for the year ended December 31, 1999, in conformity with generally accepted accounting principles.

KPMG LLP

Chicago, Illinois

April 15, 2000

Pleasant Hill Shopping Center
Historical Summary of Gross Income and Direct Operating Expenses
Year ended December 31, 1999

Gross income:
Base rental income	$2,345,409
Operating expense and real estate tax recoveries	430,874

Total Gross Income	2,776,283

Direct operating expenses:
Operating expenses	217,693
Management fees	72,079
Real estate taxes	266,331
Insurance	11,437

Total direct operating expenses	567,540

Excess of gross income over direct operating expenses	$2,208,743

See accompanying notes to historical summary of gross income and direct operating expenses.

Pleasant Hill Shopping Center
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the Year ended December 31, 1999

  Business

  Pleasant Hill Shopping Center (Pleasant Hill) is located in Duluth, Georgia. It consists of approximately 221,400 square feet of gross leasable area and was 97% leased and occupied at December 31, 1999. Pleasant Hill has 20 tenant spaces and seven anchor tenants occupying 80% of the total leasable area. Inland Retail Real Estate Trust, Inc. has signed a sale and purchase agreement for the purchase of Pleasant Hill from an unaffiliated third party with an anticipated closing date of May 2000.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Post Effective Amendment No. 4 to Form S-11 of Inland Retail Real Estate Trust, Inc. and is not intended to be a complete presentation of Pleasant Hill's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Pleasant Hill to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  Gross Income

  Pleasant Hill leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. Certain of the leases include provisions under which Pleasant Hill is reimbursed for common area costs, real estate taxes, trash removal, water & sewer and insurance costs. Certain of the leases contain renewal options for various periods at various rental rates.

  Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $65,758 for the year ended December 31, 1999.

  Pleasant Hill Shopping Center
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the Year ended December 31, 1999

  Minimum rents to be received from tenants under operating leases in effect or executed at December 31, 1999, are as follows:

Year	Amount

2000	$ 2,566,188
2001	2,529,609
2002	2,484,992
2003	2,373,780
2004	2,384,905
Thereafter	10,748,781

$23,088,255

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Pleasant Hill. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

Pleasant Hill is managed pursuant to the terms of a management agreement for an annual fee of 4% to 6% of gross revenues (as defined). Subsequent to the sale of Pleasant Hill (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

Pleasant Hill Shopping Center
Historical Summary of Gross Income and Direct Operating Expenses
Three months ended March 31, 2000

(unaudited)

Gross income:
Base and percentage rental income	$ 641,547
Operating expense and real estate tax recoveries	102,542

Total Gross Income	744,089

Direct operating expenses:
Operating expenses	41,603
Management fees	31,545
Real estate taxes	69,912
Insurance	6,350

Total direct operating expenses	149,410

Excess of gross income over direct operating expenses	$ 594,679

See accompanying notes to historical summary of gross income and direct operating expenses.

Pleasant Hill Shopping Center
Notes to Historical Summary of Gross Income and Direct Operating expenses
Three months ended March 31, 2000

(unaudited)

  Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the period ended March 31, 2000 has been prepared from operating statements provided by the owners of the property during that period and requires management of Pleasant Hill Shopping Center to make estimates and assumptions that affect the amounts of the revenues and expenses during that period. Actual results may differ from those estimates.

In the opinion of management, all normal recurring adjustments necessary for a fair presentation of results for the unaudited interim period presented have been reflected. Certain information in footnote disclosures included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted.

Independent Auditors' Report

The Board of Directors

Inland Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Gateway Market Center for the year ended December 31, 1999. This Historical summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of Gateway Market Center's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Gateway Market Center for the year ended December 31, 1999, in conformity with generally accepted accounting principles.

Chicago, Illinois

June 26, 2000

Gateway Market Center

Historical Summary of Gross Income and Direct Operating Expenses

Year ended December 31, 1999

Gross income:
Base rental income	$ 777,273
Operating expense and real estate tax recoveries	241,003
Other income	21,812

Total gross income	1,040,088

Direct operating expenses:
Operating expenses	138,495
Management fees	51,157
Real estate taxes	168,116

Total direct operating expenses	357,768

Excess of gross income over direct operating expenses	$ 682,320

See accompanying notes to historical summary of gross income and direct operating expense.

Gateway Market Center

Historical Summary of Gross Income and Direct Operating Expenses

Year ended December 31, 1999

  Business

  Gateway Market Center (Gateway) is located in St. Petersburg, Florida. It consists of approximately 231,500 square feet of gross leasable area and was 99% leased and 82% leased and occupied at December 31, 1999. Gateway has four anchor tenants, which occupy 68% of the gross leasable area. Inland Retail Real Estate Trust, Inc. has signed a sale and purchase agreement for the purchase of Gateway from an unaffiliated third party with an anticipated closing in July 2000.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expense (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Current Report on Form 8-K of Inland Retail Real Estate Trust, Inc. and is not intended to be complete presentation of Gateway's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Gateway to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  Gross Income

  Gateway leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. Certain of the leases include provisions under which Gateway is reimbursed for common area costs, real estate taxes, trash removal, water & sewer and insurance costs. Certain of the leases contain renewal options for various periods at various rental rates. Certain of the leases contain additional rental income based on a stated percentage of gross sales over the tenant's break point. Such amounts totaled approximately $22,000 for the year ended December 31, 1999.

  Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by approximately $14,300 for the year ended December 31, 1999.

  Several tenants, including two anchor tenants, executed leases during 1999 for new or additional space. In addition, one additional anchor tenant executed a new lease with anticipated occupancy to occur in 2000. As a result, subsequent years base rent and recovery income may differ from the amounts reflected in the Historical Summary.

  Gateway Market Center

  Historical Summary of Gross Income and Direct Operating Expenses

  Year ended December 31, 1999

  Minimum rents to be received from tenants under operating leases in effect at December 31, 1999 are as follows:

Year	Amount

2000	$ 1,824,667
2001	1,998,020
2002	1,958,682
2003	1,962,449
2004	1,933,352
Thereafter	18,014,650

$27,691,820

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Gateway. Costs such as mortgage interest, depreciation, amortization, and professional fees are excluded from the Historical Summary.

Gateway was management pursuant to the terms of a management agreement for an annual fee of 5% of gross revenues (as defined). Subsequent to the sale of Gateway (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

Gateway Market Center
Historical Summary of Gross Income and Direct Operating Expenses
Three months ended March 31, 2000

(unaudited)

Gross income:
Base and percentage rental income	$ 429,615
Operating expense and real estate tax recoveries	95,130

Total Gross Income	524,745

Direct operating expenses:
Operating expenses	68,829
Management fees	22,476
Real estate taxes	58,708

Total direct operating expenses	150,008

Excess of gross income over direct operating expenses	$ 374,737

See accompanying notes to historical summary of gross income and direct operating expenses.

Gateway Market Center
Notes to Historical Summary of Gross Income and Direct Operating expenses
Three months ended March 31, 2000

(unaudited)

  Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the period ended March 31, 2000 has been prepared from operating statements provided by the owners of the property during that period and requires management of Gateway Market Center to make estimates and assumptions that affect the amounts of the revenues and expenses during that period. Actual results may differ from those estimates.

In the opinion of management, all normal recurring adjustments necessary for a fair presentation of results for the unaudited interim period presented have been reflected. Certain information in footnote disclosures included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted.